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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 2005

                          Commonwealth Bankshares, Inc.
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              (Exact name of small business issuer in its charter)

              Virginia                  01-17377            54-1460991
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    (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)            File Number)      Identification No.)

            403 Boush Street, Norfolk, Virginia               23510
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         (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code: (757) 446-6900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

        On June 27, 2005, Commonwealth Bankshares, Inc. (the "Company"), completed a $19.34 million private placement of its common stock. Pursuant to the terms of the Private Placement Memorandum, dated May 16, 2005, the Company sold 967,009 shares of its common stock at a price of $20.00 per share.

        Anderson & Strudwick, Inc. acted as the Company's exclusive placement agent for this transaction. The aggregate placement agent fee was 4.1% of the offerings gross proceeds, which amounted to $793,589.

        The Company plans to use the net proceeds from the offering for general corporate purposes, including the support of future asset growth and the increase in lending limits of its bank subsidiary, Bank of the Commonwealth.

        The offering was made only to accredited investors, as such term is defined in accordance with the Securities Act of 1933, as amended. The shares of common stock issued to the investors have not been registered under the Securities Act of 1933 or any state securities laws. The Company relied on the exemption from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

        The press release announcing the private placement is attached as
Exhibit 99.1 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

        99.1 Press Release, dated June 28, 2005, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Raises $19.34 Million in Private Placement."

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Commonwealth Bankshares, Inc.

Date: June 28, 2005                     By:    /s/ Cynthia A. Sabol, CPA
                                               ---------------------------------
                                        Name:  Cynthia A. Sabol, CPA
                                        Title: Executive Vice President and
                                               Chief Financial Officer